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Information Analysis Incorporated                     2002 Report on Form 10-KSB
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Exhibit 21.1

                                 SUBSIDIARIES OF
                        INFORMATION ANALYSIS INCORPORATED

                                                                                          Name under which
         Name                                       State of Incorporation           Subsidiary Does Business
Allied Health & Information Systems, Inc.                      VA                               N/A